U.S. Securities and Exchange Commission
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): March 1, 2003
                                                   -------------

                    HUAYANG INTERNATIONAL HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


           Nevada                000-30173               58-1667944
      (State or other)          (Commission           (I.R.S. Employer
        jurisdiction            File Number)        Identification Number)
      of incorporation

      386 Qing Nian Avenue, Shenyang, China                 110004
     (Address of principal executive offices)            (Zip Code)

                           011 (86)(24) 2318-0688
                (Issuer's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant.

     On March 1, 2003, the client-auditor relationship between Huayang International Holdings, Inc ("the "Company") and Moore Stephens Wurth Frazer and Torbet, LLP ("MS") ceased.

     To the knowledge of the Company's current Board of Directors, MS's report of the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     During the Company's two most recent fiscal years and the subsequent interim period preceding the termination of the client-auditor relationship on March 1, 2003, to the knowledge of the Registrant's current board of Directors, there were no disagreements with MS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MS, would have caused MS to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Company. The Company requested that MS furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

     To the knowledge of the Registrant's current Board of Directors, during the Registrant's two most recent fiscal years there was no disagreement or difference of opinion with MS regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested that MS review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

     The Registrant has engaged Thomas Leger & Co. LLP ("Leger") as its new independent accountants as of March 1, 2003. Prior to the engagement of Leger, the Company did not consult with such firm regarding the application of accounting principals to as specified, completed or contemplated transaction, or any matter that was either the subject of a disagreement or reportable event. The Company also did not consult with Leger regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Leger.

Item 7. Exhibits

      16.1   Letter from Moore Stephens Wurth Frazer and Torbet, LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Huayang International Holdings, Inc.


Date:  March 1, 2003       /s/ Gao WanJun
                              -----------------
                              Name: Gao WanJun
                              Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
   16.1           Letter from Moore Stephens Wurth Frazer and Torbet, LLP